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                                                                    EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 25, 1997, included in this Annual Report on Form 11-K for the year ended December 31, 1996, into the previously filed Form S-8 Registration Statement of the Tenneco 401(K) Savings Plan for Chippewa Falls (File No. 333-17487).

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
June 27, 1997